FIXED ASSETS	12 Months Ended
Dec. 31, 2025
FIXED ASSETS
FIXED ASSETS

NOTE 6 – FIXED ASSETS

Property and equipment as of December 31, 2025 and 2024, were as follows:

	December 31,	December 31,
	2025	2024

Production equipment	$32,020	$-
Office equipment	22,159
Vehicle	24,710	-

Total property and equipment	78,889	-
Less: accumulated depreciation	(47,700)	-

Property and equipment, net	$31,189	$-

Depreciation expense was $47,700 and $-0-, during the years ended December 31, 2025 and 2024, respectively.